UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: January 22, 2009

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 200, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

Nuvelo, Inc.

201 Industrial Road, Suite 310, San Carlos, CA 94070-6211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by ARCA biopharma, Inc. (“ARCA”) on January 28, 2009 to report under Items 1.01, 2.01, 2.03, 3.03, 5.01, 5.02, 5.03 and 9.01 the completion of the business combination described therein on January 27, 2009 and certain consequences thereof and matters related thereto. ARCA is filing this Amendment No. 1 to provide the historical audited and unaudited financial information and unaudited pro forma financial information that is required to be filed under Item 9.01 of Form 8-K in connection with the completion of that transaction.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of ARCA biopharma Colorado, Inc., formerly known as ARCA biopharma, Inc. (“ABI”), as of and for the fiscal years ended December 31, 2007, 2006 and 2005, including the report of its independent registered public accounting firm, KPMG LLP, were previously filed with the U.S. Securities and Exchange Commission (“SEC”) on November 24, 2008 as part of Amendment No. 1 to the Registration Statement on Form S-4 of ARCA (File No. 333-154839) and are incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.

The unaudited interim financial statements of ABI as of and for the nine months ended September 30, 2008, were previously filed with the SEC on November 24, 2008 as part of Amendment No. 1 to the Registration Statement on Form S-4 of ARCA (File No. 333-154839) and are incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements describing the pro forma effects of the business combination on ARCA’s unaudited balance sheet as of September 30, 2008 and statements of operations for the nine months ended September 30, 2008 and fiscal year ended December 31, 2007, were previously filed with the SEC on November 24, 2008 as part of Amendment No. 1 to the Registration Statement on Form S-4 of ARCA (File No. 333-154839) and are incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.

(c)	Shell Company Transactions.

N/A

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of September 24, 2008, among Nuvelo, Inc., Dawn Acquisition Sub, Inc. and ARCA biopharma, Inc.(1)

2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated October 28, 2008, by and among Nuvelo, Inc., Dawn Acquisition Sub, Inc. and ARCA biopharma, Inc.(2)

3.1	Amendment to amended and restated bylaws of the registrant.(3)

3.2	Amendment to amended and restated certificate of incorporation of the registrant.(3)

3.3	Certificate of Ownership and Merger merging ARCA Merger, Inc. with and into Nuvelo, Inc.(3)

4.1	Form of Common Stock Certificate.(3)

10.1†	ARCA 2004 Stock Incentive Plan.(3)

10.2†	Amendment No. 1 to ARCA 2004 Stock Incentive Plan.(3)

10.3†	Amendment No. 2 to ARCA 2004 Stock Incentive Plan.(3)

10.4†	Amendment No. 3 to ARCA 2004 Stock Incentive Plan.(3)

10.5†	Amendment No. 4 to ARCA 2004 Stock Incentive Plan.(3)

10.6†	Amendment No. 5 to ARCA 2004 Stock Incentive Plan.(3)

10.7†	Amendment No. 6 to ARCA 2004 Stock Incentive Plan.(3)

10.8†	Form of Executive Incentive Stock Option Agreement.(3)

10.9†	Form of Non-executive Incentive Stock Option Agreement.(3)

10.10†	Form of Nonqualified Stock Option Agreement.(3)

23.1	Consent of KPMG LLP.

99.1	Press release of ARCA biopharma, Inc. dated January 27, 2009.(3)

99.2	Press release of ARCA biopharma, Inc. dated January 28, 2009.(3)

†	Compensatory plan or agreement.

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from ARCA’s Form 8-K, filed September 25, 2008, File No. 000-22873.

(2)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed October 29, 2008, File No. 000-22873.

(3)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed January 28, 2009, File No. 000-22873.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCA biopharma, Inc. (Registrant)

By:	/s/ Christopher D. Ozeroff
Name: Christopher D. Ozeroff
Title: Executive Vice President of Business Development, General Counsel and Secretary

Dated: January 29, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of September 24, 2008, among Nuvelo, Inc., Dawn Acquisition Sub, Inc. and ARCA biopharma, Inc.(1)

2.2	Amendment No. 1 to Agreement and Plan of Merger and Reorganization dated October 28, 2008, by and among Nuvelo, Inc., Dawn Acquisition Sub, Inc. and ARCA biopharma, Inc.(2)

3.1	Amendment to amended and restated bylaws of the registrant.(3)

3.2	Amendment to amended and restated certificate of incorporation of the registrant.(3)

3.3	Certificate of Ownership and Merger merging ARCA Merger, Inc. with and into Nuvelo, Inc.(3)

4.1	Form of Common Stock Certificate.(3)

10.1†	ARCA 2004 Stock Incentive Plan.(3)

10.2†	Amendment No. 1 to ARCA 2004 Stock Incentive Plan.(3)

10.3†	Amendment No. 2 to ARCA 2004 Stock Incentive Plan.(3)

10.4†	Amendment No. 3 to ARCA 2004 Stock Incentive Plan.(3)

10.5†	Amendment No. 4 to ARCA 2004 Stock Incentive Plan.(3)

10.6†	Amendment No. 5 to ARCA 2004 Stock Incentive Plan.(3)

10.7†	Amendment No. 6 to ARCA 2004 Stock Incentive Plan.(3)

10.8†	Form of Executive Incentive Stock Option Agreement.(3)

10.9†	Form of Non-executive Incentive Stock Option Agreement.(3)

10.10†	Form of Nonqualified Stock Option Agreement.(3)

23.1	Consent of KPMG LLP.

99.1	Press release of ARCA biopharma, Inc. dated January 27, 2009.(3)

99.2	Press release of ARCA biopharma, Inc. dated January 28, 2009.(3)

†	Compensatory plan or agreement.

(1)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from ARCA’s Form 8-K, filed September 25, 2008, File No. 000-22873.

(2)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed October 29, 2008, File No. 000-22873.

(3)	Previously filed with the SEC as an Exhibit to and incorporated herein by reference from Nuvelo, Inc.’s Form 8-K, filed January 28, 2009, File No. 000-22873.